Equity Distribution Agreement	12 Months Ended
Dec. 31, 2014
Statement of Partners' Capital [Abstract]
Equity Distribution Agreement
18. Equity Distribution Agreement
On August 5, 2014, the Partnership entered into an equity distribution agreement (the “Equity Agreement”) with Wells Fargo Securities, LLC (“Wells Fargo”). Pursuant to the terms of the Equity Agreement, the Partnership may sell from time to time through Wells Fargo, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $75.0 million. Sales of the common units, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed by the Partnership and Wells Fargo, by means of any other existing trading market for the common units or to or through a market maker other than on an exchange. The common units will be issued pursuant to the Partnership’s existing effective shelf registration statement.
Under the terms of the Equity Agreement, the Partnership also may sell common units to Wells Fargo as principal for its own account at a price to be agreed upon at the time of sale. Any sale of common units to Wells Fargo as principal would be pursuant to the terms of a separate terms agreement between the Partnership and Wells Fargo.
During 2014, the Partnership sold 62,956 common units under the Equity Agreement with an aggregate offering price of $1.8 million, leaving $73.2 million available under the Equity Agreement.